11/3/2016 1 Covisint Corporation Second Quarter Fiscal 2017 Results November 3, 2016

This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the extent we are able to maintain pricing with our customers at renewal; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; and failure to protect our intellectual property. These and other risks and uncertainties associated with our business are described in Item 1A “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2016. We assume no obligation and do not intend to update these forward-looking statements. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation. Covisint is a registered trademark of Covisint Corporation. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Forward Looking Statements 2

FY17 Priorities 3 • Re-Focus our Sales Resources and Expenses • Will keep tight focus on Auto Customers and Auto Vertical • Strategic Partnership Strategy remains a core focus • Moved out of the General Territory Sale Model • Targeted Investments in Marketing to Drive Awareness and Enablement • Further develop standing and recognition with leading industry analysts in auto and technology • Establish strong thought leadership cadence and awareness in areas of focus, including Connected Transportation, Internet of Things, and Identity and Access Management • Manage Cash Position Through Strong Expense Management • Increased Fiscal 2017 year end cash guidance • Expect cash flow break-even for Fiscal 2018

4 Q2 FY17: Financial Overview Key Metrics ($ in thousands) Guidance Summary * Excludes the impact of stock compensation and the expensing of certain R&D costs (rather than capitalizing such costs), refer to the reconciliation of Q1 results on slide 6 and the reconciliation of guidance on slide 7. ** Y/Y growth FY17 Q3FY17 Subscription Revenue** (3) - (5)% (5)% About 15% of About 15% of Total Revenue Total Revenue Non-GAAP Net Loss* $(11) – (12) mil $(3) – (4) mil Cash on Hand (EOP) $33 mil $30 mil Total Shares Outstanding 41.0 mil 41.0 mil Services Revenue Q2 FY 17 Y/Y Q/Q Subscription Revenue $ 14,608 (4%) 0% Services Revenue $ 2,562 (18%) (10%) Total Revenue $ 17,170 (7%) (2%) Q2 FY 17 Y/Y Q/Q Gross Profit $ 8,297 (16%) (10%) Gross Margin 48% Stock Compensation Expense $ 16 Amortization of Capitalized Software $ 1,150 Non-GAAP Gross Profit* $ 9,463 (13%) (6%) Non-GAAP Gross Margin 55% Net Loss $ (4,912) Stock Compensation Expense $ 436 Capitalized internal software costs $ (740) Amortization of Capitalized Software $ 1,150 Non-GAAP Net Loss* $ (4,066) Net Change in Cash $ (6,945) Net proceeds from exercise of stock awards $ (76) Vendor Financing Payment $ 242 Effect of Exchange Rate Changes on Cash $ - Free Cash Flow $ (6,779) Highlights • Cash at $35 million • Non-GAAP Gross Margin at plan levels • Cash Flow better than plan • Fiscal 2018 Cash Flow break-even

Appendix

6 Q2 FY17: Non-GAAP Reconciliation ($ in thousands, except per share) Q2'FY17 Cost of revenue 8,873 Adjustments: Stock compensation expense 16 Cost of revenue - amortization of capitalized software 1,150 Cost of revenue, non-GAAP 7,707 Q2'FY17 Research and development 2,962 Adjustments: Capitalized internal software costs (740) Stock compensation expense 11 Research and development, non-GAAP 3,691 Q2'FY17 Sales and marketing 7,053 Adjustments: Stock compensation expense 69 Sales and marketing, non-GAAP 6,984 Q2'FY17 General and administrative 3,187 Adjustments: Stock compensation expense 340 General and administrative, non-GAAP 2,847 Q2'FY17 Net loss (4,912) Adjustments: Capitalized internal software costs (740) Stock compensation expense 436 Am rtizatio of capitalized software and other intangibles 1,150 Net loss, non-GAAP (4,066) Q2'FY17 Diluted EPS (0.12) Adjustments: Capitalized internal software costs (0.02) Stock compensation expense 0.01 Amortization of capitalized software and other intangibles 0.03 Diluted EPS, non-GAAP (0.10) Net Change in Cash $ (6,945) Net proceeds from exercise of stock awards $ (76) Vendor Financing Payment $ 242 Effect of Exchange Rate Changes on Cash $ - Free Cash Flow $ (6,779)

7 Non-GAAP Forecast Reconciliation ($ in millions) Forecast Net Loss (12.3) - (16.3) (2.8) - (5.2) Capitalized internal software costs (4.5) - (2.5) (1.5) - (0.5) Stock compensation expense 1.8 - 2.3 0.4 - 0.6 Amortization of capitalized software 4.0 - 4.5 0.9 - 1.1 Forecast Non-GAAP Net Loss (11.0) - (12.0) (3.0) - (4.0) Forec st Net Change in Cash (6.0) - (8.0) (4.0) - (6.0) Net proceeds from exercise of stock awards - - (0.3) - - (0.3) Vendor Financing Payment 0.3 - - - - - Effect of exchange rate changes on cash - - - - - - Forecast Free Cash Flow (5.7) - (8.3) (4.0) - (6.3) FY 17 Q3 FY17